UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  July 30, 2008

Maiden Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-34042	N/A
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

48 Par-La-Ville Road, Suite 1141, Hamilton	HM11
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (441) 292-7090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 30, 2008, Maiden Holdings, Ltd. issued a press release announcing its results of operations for the second quarter ended June 30, 2008 and the scheduling of a conference call on July 31, 2008 with respect thereto. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is furnished as Exhibit 99.1 to this report.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release dated July 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maiden Holdings, Ltd.
(Registrant)

Date July 30, 2008

/s/ Ben Turin
Ben Turin
Secretary